Exhibit 99.1

Pinnacle Bankshares Corporation and Virginia Bank Bankshares, Inc. Announce

Extension of Virginia Bank Consideration Election Deadline

ALTAVISTA, Va. and DANVILLE, Va., Oct. 19, 2020 (GLOBE NEWSWIRE) — Pinnacle Bankshares Corporation (OTCQX: PPBN) (“Pinnacle” or the “Company”), the holding company for First National Bank, and Virginia Bank Bankshares, Inc. (OTC Pink: VABB) (“Virginia Bank”), the holding company for Virginia Bank and Trust, announced today that they have mutually agreed to extend the deadline by which shareholders of Virginia Bank may properly submit election materials (the “Election Deadline”) to Computershare Trust Company, N.A., the exchange agent for the merger (the “Exchange Agent”). In order to give all Virginia Bank shareholders the opportunity to submit an election, the Election Deadline, which originally was 5:00 p.m., Eastern Time, on October 19, 2020, has been extended to 5:00 p.m., Eastern Time, on October 30, 2020.

Pinnacle and Virginia Bank have entered into an Agreement and Plan of Reorganization, dated as of January 21, 2020, as amended on June 9, 2020, pursuant to which Virginia Bank will merge with and into Pinnacle, with Pinnacle being the surviving company (the “Merger”). In the Merger, each share of Virginia Bank common stock will be converted into the right to receive either: (i) $16.00 per share in cash (the “cash consideration”) or 0.54 shares of Pinnacle common stock (the “stock consideration”). Virginia Bank shareholders may elect cash consideration or stock consideration, or a combination thereof, subject to allocation and proration procedures that are intended to ensure that 60% of the outstanding shares of Virginia Bank common stock will be converted into the right to receive the stock consideration, and the remaining 40% of the outstanding shares of Virginia Bank common stock will be converted into the right to receive the cash consideration (subject to limited exceptions for dissenting shares).

Virginia Bank shareholders may contact Regan & Associates, Inc. at (800) 737-3426 with any questions about the election process.

About Pinnacle

Pinnacle Bankshares Corporation is a locally managed community banking organization based in Central Virginia. The one-bank holding company of First National Bank serves an area consisting primarily of all or portions of the Counties of Campbell, Pittsylvania, Bedford, Amherst and the Cities of Lynchburg and Charlottesville. The Company has a total of 10 branches with two located in the Town of Altavista, where the Bank was founded. Other branch locations include Village Highway in Rustburg, Wards Road near the Lynchburg Regional Airport, Timberlake Road in Campbell County, South Main Street in the Town of Amherst, Old Forest Road, Odd Fellows Road and Main Street in the City of Lynchburg and Forest Road in Bedford County. Additionally, the Company operates a loan production office located in Charlottesville and plans to open another branch in the Graves Mill Center located in Forest once the impacts of the COVID-19 Pandemic subside. First National Bank is in its 112th year of operation.

About Virginia Bank

Virginia Bank Bankshares, Inc. is the bank holding company for Virginia Bank and Trust Company. Founded in 1945, Virginia Bank and Trust Company is a state-chartered commercial bank headquartered in Danville, Virginia, with seven banking offices located in Danville and Chatham, Virginia. The bank serves businesses, professionals and consumers with a wide variety of financial services, including retail and commercial banking.

Caution Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of federal securities laws. Forward-looking statements include, but are not limited to, statements about (i) the benefits and impact of the proposed merger between Pinnacle and Virginia Bank, (ii) Pinnacle’s and Virginia Bank’s plans, obligations, expectations, beliefs and intentions, and (iii) other statements in this press release that are not historical facts. Words such as “anticipates,” “believes,” “projects,” “potential,” “intends,” “should,” “expects,” “will,” “may,” and variations of similar expressions often accompany forward-looking statements. These statements are based on the beliefs of the respective managements of Pinnacle and Virginia Bank as to the expected outcome of future events as of the date hereof and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, and degree of occurrence. Results and outcomes may differ materially from what may be expressed or forecasted in or implied by forward-looking statements. Factors that could cause results and outcomes to differ materially include, among others, the ability to obtain shareholder approvals and meet other closing conditions to the transaction; the ability to complete the merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the merger or the ongoing COVID-19 pandemic; the ability to implement integration plans associated with the transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate values and collateral values; deposit flow; the impact of competition from traditional or new sources, and the other factors.

Forward-looking statements speak only as of the date of this press release. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained herein. Readers are cautioned not to rely on the forward-looking statements contained in this press release, as no assurance can be given that any of the events anticipated by the forward-looking statements will occur or, if any of them do occur, their ultimate impact on the results of operations or financial condition of Pinnacle or Virginia Bank. Additional information about the proposed merger and the factors that may impact the forward-looking statements may be found in the registration statement on Form S-4 that Pinnacle has filed with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors.”

Additional Information about the Merger and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. In connection with the proposed merger, Pinnacle has filed with the SEC a registration statement on Form S-4 (File No. 333-239666) with respect to the offering of Pinnacle common stock as the merger consideration under the Securities Act of 1933, as amended, that includes a joint proxy statement of Pinnacle and Virginia Bank and a prospectus of Pinnacle. The definitive joint proxy statement/prospectus was first mailed to the shareholders of each company seeking the required shareholder approvals on or about September 11, 2020. Investors and security holders are urged to read the registration statement and joint proxy statement/prospectus and other relevant documents when they become available because they contain important information about the merger.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Pinnacle may also obtain free copies of these documents by directing a request by telephone or mail to Pinnacle Bankshares Corporation, 622 Broad Street, Altavista, Virginia 24517; 434-369-3000. Security holders of Virginia Bank may also obtain free copies of these documents by directing a request by telephone or mail to Virginia Bank Bankshares, Inc., 336 Main Street, Danville, Virginia 24541; 434-793-6411.

Pinnacle, Virginia Bank and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Pinnacle and Virginia Bank in connection with the merger. Information about the directors and executive officers of Pinnacle and Virginia Bank may be obtained by reading the definitive joint proxy statement/prospectus. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the definitive joint proxy statement/prospectus.

Contacts

Pinnacle Bankshares Corporation

Aubrey H. “Todd” Hall, III, President and Chief Executive Officer

434-369-3000 or toddhall@1stnatbk.com

Virginia Bank Bankshares, Inc.

Donald W. Merricks, President and Chief Executive Officer

434-793-6411 or dmerricks@vabanktr.com